Exhibit 99.1
Aerohive Networks Reports Q4 and Fiscal Year 2017 Results
MILPITAS, CA — February 8, 2018 — Aerohive NetworksTM (NYSE: HIVE), a Cloud Networking Leader, today announced financial results for its fourth quarter and fiscal year ended December 31, 2017.
"We delivered fourth quarter results consistent with our preannouncement and believe we have taken appropriate actions to resolve recent sales execution issues,” stated David Flynn, President and Chief Executive Officer. “Despite revenue challenges in 2017, we improved our product offering and are now a full-stack cloud networking company poised to deliver innovative, new solutions. We also strengthened our financial foundation with increased recurring revenue, gross margins, and cash flow."
Financial Summary
Total revenue for the fourth quarter of fiscal year 2017 was $37.2 million, compared with $41.7 million for the fourth quarter of 2016. Subscription and support revenue was $11.0 million, or 30% of total revenue for the quarter, compared with $8.8 million, or 21% of total revenue, for the fourth quarter of 2016.
On a GAAP basis, net loss was $3.4 million for the fourth quarter of fiscal year 2017, compared with a net loss of $7.3 million for the fourth quarter of 2016. GAAP gross margin was 68.0% for the fourth quarter of fiscal year 2017, compared with 68.0% for the fourth quarter of 2016.
On a non-GAAP basis, net income was $0.3 million for the fourth quarter of fiscal year 2017, compared with a net loss of $2.3 million for the fourth quarter of 2016. Non-GAAP gross margin was 68.8% for the fourth quarter of fiscal year 2017, compared with 68.8% for the fourth quarter of 2016.
Total revenue for fiscal year 2017 was $152.9 million, compared with $169.8 million for fiscal year 2016. Subscription and support revenue was $41.1 million, or 27% of total revenue for the year, compared with $33.3 million, or 20% of total revenue, for fiscal year 2016.
On a GAAP basis, net loss for fiscal year 2017 was $22.9 million, compared with $36.9 million in fiscal year 2016. GAAP gross margin was 67.1% for fiscal year 2017, compared with 67.4% in the year-ago period.
On a non-GAAP basis, net loss for fiscal year 2017 was $4.8 million, compared with $12.7 million in fiscal year 2016. Non-GAAP gross margin was 68.0% for fiscal year 2017, compared with 68.3% in the year-ago period.
Conference Call Information
Aerohive Networks will host a conference call and webcast for analysts and investors to discuss its fourth quarter and fiscal year 2017 results and outlook for its first quarter of fiscal year 2018 at 2:00 pm Pacific Time today, February 8, 2018. The call may be accessed by dialing 719-325-2170 and providing the passcode 1825507. A live and archived audio webcast of the conference call will be accessible from the “Investor Relations” section of the Company’s website at http://ir.aerohive.com.
Safe Harbor Statement
This press release contains forward-looking statements, including statements regarding Aerohive Networks’ financial expectations and operating performance and expectations for continued momentum, including statements regarding the progress we are making to address challenges in our business, including sales execution issues, our ability to deliver innovative solutions as a full stack cloud networking company, and our ability to strengthen our financial position. These forward-looking statements are based on current expectations and are subject to inherent uncertainties, risks and changes in circumstances that are difficult or impossible to predict. The actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of these uncertainties, risk and changes in circumstances, including, but not limited to, risks and uncertainties related to: our ability to continue to attract, integrate, retain and train skilled personnel, especially skilled R&D and sales personnel, in general and in specific regions, our ability to develop and expand our revenue opportunities and sales capacity and improve the effectiveness of our channel, our ability to resolve challenges related to sales execution and improve our operating and sales execution, general demand for wireless networking in the industry verticals we target or demand for Aerohive products in particular, our ability to benefit from our participation in the E-Rate program, unpredictable and changing market conditions, risks associated with the deployment, performance and adoption of our new products and services, risks associated with our growth, competitive pressures from existing and new companies, including pricing pressures, changes in the mix and selling prices of Aerohive products, technological change, product development delays, reliance on third parties to manufacture, warehouse and timely deliver Aerohive products, our inability to protect Aerohive intellectual property or to predict or limit exposure to third-party claims relating to its or Aerohive’s intellectual property, Aerohive’s limited operating history, particularly as a public company, uses of Aerohive's capital and general market, political, regulatory, economic and business conditions in the United States and internationally.
Additional risks and uncertainties that could affect Aerohive’s financial and operating results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in the Company’s recent annual report on Form 10-K and quarterly report on Form 10-Q. Aerohive’s SEC filings are available on the Investor Relations section of the Company’s website at http://ir.aerohive.com and on the SEC’s website at www.sec.gov. All forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Aerohive Networks disclaims any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Non-GAAP Financial Measures
Aerohive’s results for its fourth quarter of fiscal year 2017 reported in this press release and the related earnings conference call include certain non-GAAP financial measures, including:

•	non-GAAP gross profit and non-GAAP gross margin;

•	non-GAAP product gross profit and non-GAAP product gross margin;

•	non-GAAP subscription and support gross profit and non-GAAP subscription and support gross margin;

•	non-GAAP operating income (loss) and non-GAAP operating margin;

•	non-GAAP net income (loss) and non-GAAP net income (loss) per share;

•	non-GAAP operating expenses and non-GAAP functional expenses; and

•	non-GAAP operating expense percentage and non-GAAP functional expense percentage.
The Company defines non-GAAP financial measures to exclude share-based compensation, adjustments to internal-use software amortization, and certain charges related to litigation, headquarter relocation and restructuring.
The Company has included certain non-GAAP financial measures in this press release because the Company believes they are key measures which can be used to evaluate the business, measure performance, identify trends affecting the business, formulate financial projections and make strategic decisions. In particular, the exclusion of certain expenses in calculating these non-GAAP financial measures can provide a useful measure for period-to-period comparisons of the Company’s core business.

Although non-GAAP financial measures are frequently used by investors in their evaluations of companies, these non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations, as determined in accordance with GAAP. Some of these limitations are:

•	the non-GAAP measures do not consider the expense related to stock-based compensation, which is an ongoing expense for the Company;

•
although amortization of internal-use software is a non-cash charge, the assets being amortized often will have to be replaced in the future, and non-GAAP net income (loss), and non-GAAP income (loss) per share do not reflect any cash requirement for such replacements;

•
excluding certain expenses associated with litigation in the quarter or fiscal year does not reflect the impact on our ongoing operations over this period of the cash requirement to defend such or other litigation;

•
excluding headquarter relocation expense in the quarter or fiscal year does not reflect the cash requirement relating to the one-time charges related to the lease abandonment costs incurred upon vacating buildings of our prior headquarters and double rent and utilities expense during the transition to our new headquarters facility;

•
excluding restructuring charges in the quarter or fiscal year does not reflect the cash requirement relating to the costs associated with restructuring and primarily relates to employee termination costs and benefits; and

•	other companies, including companies in our industry, may calculate these non-GAAP financial measures differently, which reduces their usefulness as a comparative measure.
Because of these and other limitations, you should consider non-GAAP financial measures only together with other financial performance measures, including various cash flow metrics, net loss and other GAAP results.
A description of these non-GAAP financial measures and a reconciliation of the Company's historical non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included in this press release, and investors are encouraged to review the reconciliation.

A reconciliation of non-GAAP guidance measures to corresponding GAAP guidance measures is not available on a forward-looking basis due to the high variability and low visibility with respect to the charges that are excluded from these non-GAAP measures.
About Aerohive Networks
Aerohive (NYSE: HIVE) enables our customers to simply and confidently connect to the information, applications, and insights they need to thrive. Our simple, scalable, and secure platform delivers mobility without limitations. For our customers worldwide, every access point is a starting point. Aerohive was founded in 2006 and is headquartered in Milpitas, CA. For more information, please visit www.aerohive.com, call us at 408-510-6100, follow us on Twitter @Aerohive, subscribe to our blog, or become a fan on our Facebook page.
“Aerohive” is a registered trademark and "Aerohive Networks" is a trademark of Aerohive Networks, Inc. All product and company names used herein are trademarks or registered trademarks of their respective owners. All rights reserved.
Investor Relations Contact:
Melanie Solomon
The Blueshirt Group
(408) 769-6720
ir@aerohive.com

AEROHIVE NETWORKS, INC.
Condensed Consolidated Statements of Operations
(unaudited, in thousands, except share and per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
Revenue:
Product	$26,173	$32,887	$111,839	$136,570
Subscription and support	11,007	8,810	41,060	33,255
Total revenue	37,180	41,697	152,899	169,825
Cost of revenue (1):
Product	8,577	10,309	37,337	43,231
Subscription and support	3,320	3,018	12,893	12,066
Total cost of revenue	11,897	13,327	50,230	55,297
Gross profit	25,283	28,370	102,669	114,528
Operating expenses:
Research and development (1)	8,386	10,047	36,418	41,504
Sales and marketing (1)	14,518	18,961	65,325	80,998
General and administrative (1)	5,608	6,704	23,094	28,839
Total operating expenses	28,512	35,712	124,837	151,341
Operating loss	(3,229)	(7,342)	(22,168)	(36,813)
Interest income	236	123	720	468
Interest expense	(155)	(123)	(567)	(474)
Other income (expense), net	(40)	49	(308)	177
Loss before income taxes	(3,188)	(7,293)	(22,323)	(36,642)
Provision for (benefit from) income taxes	234	(29)	603	269
Net loss	$(3,422)	$(7,264)	$(22,926)	$(36,911)
Net loss per share, basic and diluted	$(0.06)	$(0.14)	$(0.43)	$(0.73)
Weighted-average shares used in computing net loss per share, basic and diluted	53,782,676	51,561,897	53,227,342	50,332,872

(1) Includes stock-based compensation as follows:
Cost of revenue	$272	$281	$1,132	$1,305
Research and development	1,089	1,106	4,171	5,393
Sales and marketing	742	1,933	5,103	8,269
General and administrative	1,611	1,617	6,269	6,735
Total stock-based compensation	$3,714	$4,937	$16,675	$21,702

AEROHIVE NETWORKS, INC.
Condensed Consolidated Balance Sheets
(unaudited, in thousands, except share and per share amounts)

	December 31,	December 31,
	2017	2016
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$27,249	$34,346
Short-term investments	57,675	42,408
Accounts receivable, net	17,662	26,190
Inventories	13,495	12,629
Prepaid expenses and other current assets	6,513	6,289
Total current assets	122,594	121,862
Property and equipment, net	6,381	9,008
Goodwill	513	513
Other assets	5,124	5,100
Total assets	$134,612	$136,483
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$11,946	$10,762
Accrued liabilities	8,602	9,300
Debt, current	—	20,000
Deferred revenue, current	34,281	31,727
Total current liabilities	54,829	71,789
Debt, non-current	20,000	—
Deferred revenue, non-current	36,083	34,177
Other liabilities	1,769	1,829
Total liabilities	112,681	107,795
Stockholders’ equity:
Preferred stock	—	—
Common stock	55	52
Additional paid–in capital	278,528	258,063
Treasury stock	(6,216)	(2,139)
Accumulated other comprehensive loss	(30)	(31)
Accumulated deficit	(250,406)	(227,257)
Total stockholders’ equity	21,931	28,688
Total liabilities and stockholders’ equity	$134,612	$136,483

AEROHIVE NETWORKS, INC.
Condensed Consolidated Statements of Cash Flows
(unaudited, in thousands)

	Year Ended December 31,
	2017	2016
Cash flows from operating activities
Net loss	$(22,926)	$(36,911)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	3,083	3,534
Stock-based compensation	16,675	21,702
Other	(134)	278
Changes in operating assets and liabilities:
Accounts receivable, net	8,528	(3,366)
Inventories	(866)	(1,854)
Prepaid expenses and other current assets	(224)	2,081
Other assets	(24)	80
Accounts payable	1,322	(4,522)
Accrued liabilities	(701)	(2,643)
Other liabilities	126	425
Deferred revenue	4,460	6,642
Net cash provided by (used in) operating activities	9,319	(14,554)
Cash flows from investing activities
Purchases of property and equipment	(595)	(2,161)
Maturities of short-term investments	60,150	50,761
Purchases of short-term investments	(75,282)	(46,824)
Investment in privately held company	—	(1,500)
Net cash provided by (used in) investing activities	(15,727)	276
Cash flows from financing activities
Proceeds from exercise of vested stock options	759	870
Proceeds from employee stock purchase plan	4,001	5,326
Payment for shares withheld for tax withholdings on vesting of restricted stock units	(1,190)	(1,121)
Payment to repurchase common stock	(4,077)	(2,139)
Payment on capital lease obligations	(182)	(53)
Net cash provided by (used in) financing activities	(689)	2,883
Net decrease in cash and cash equivalents	(7,097)	(11,395)
Cash and cash equivalents at beginning of period	34,346	45,741
Cash and cash equivalents at end of period	$27,249	$34,346

AEROHIVE NETWORKS, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited, in thousands, except share and per share amounts)

	Three Months Ended December 31,				Year Ended December 31,
	2017		2016		2017		2016
	Amount	Margin	Amount	Margin	Amount	Margin	Amount	Margin
Gross Profit and Gross Margin Reconciliations:
GAAP gross profit	$25,283	68.0%	$28,370	68.0%	$102,669	67.1%	$114,528	67.4%
Stock-based compensation	272	0.7%	281	0.7%	1,132	0.8%	1,305	0.8%
Amortization of internal-use software	35	0.1%	35	0.1%	140	0.1%	140	0.1%
Restructuring charges	—	—%	—	—%	51	—%	—	—%
Non-GAAP gross profit	$25,590	68.8%	$28,686	68.8%	$103,992	68.0%	$115,973	68.3%

Product Gross Profit and Product Gross Margin Reconciliations:
GAAP product gross margin	$17,596	67.2%	$22,578	68.7%	$74,502	66.6%	$93,339	68.3%
Stock-based compensation	25	0.1%	57	0.1%	190	0.2%	298	0.3%
Restructuring charges	—	—%	—	—%	51	—%	—	—%
Non-GAAP product gross margin	$17,621	67.3%	$22,635	68.8%	$74,743	66.8%	$93,637	68.6%

Subscription and Support Gross Profit and Subscription and Support Gross Margin Reconciliations:
GAAP subscription and support gross margin	$7,687	69.8%	$5,792	65.7%	$28,167	68.6%	$21,189	63.7%
Stock-based compensation	247	2.3%	224	2.6%	942	2.3%	1,007	3.1%
Amortization of internal-use software	35	0.3%	35	0.4%	140	0.3%	140	0.4%
Non-GAAP software subscription and support gross margin	$7,969	72.4%	$6,051	68.7%	$29,249	71.2%	$22,336	67.2%

Operating Income (Loss) and Operating Margin Reconciliations:
GAAP operating loss	$(3,229)	(8.7)%	$(7,342)	(17.6)%	$(22,168)	(14.5)%	$(36,813)	(21.7)%
Stock-based compensation	3,714	10.0%	4,937	11.8%	16,675	10.9%	21,702	12.8%
Amortization of internal-use software	35	0.1%	35	0.1%	140	0.1%	140	0.1%
Restructuring charges	—	—%	—	—%	1,327	0.9%	—	—%
Charges related to securities litigation	—	—%	—	—%	—	—%	1,446	0.9%
Charges related to headquarter relocation	—	—%	—	—%	—	—%	890	0.5%
Non-GAAP operating income (loss)	$520	1.4%	$(2,370)	(5.7)%	$(4,026)	(2.6)%	$(12,635)	(7.4)%

	Amount	Per share	Amount	Per share	Amount	Per share	Amount	Per share
Net Income (Loss) and Net Income (Loss) per Share Reconciliations:
GAAP net loss	$(3,422)	$(0.06)	$(7,264)	$(0.14)	$(22,926)	$(0.43)	$(36,911)	$(0.73)
Stock-based compensation	3,714	0.07	4,937	0.10	16,675	0.32	21,702	0.43
Amortization of internal-use software	35	—	35	—	140	—	140	—
Restructuring charges	—	—	—	—	1,327	0.02	—	—
Charges related to securities litigation	—	—	—	—	—	—	1,446	0.03
Charges related to headquarter relocation	—	—	—	—	—	—	890	0.02
Non-GAAP net income (loss), basic and diluted	$327	$0.01	$(2,292)	$(0.04)	$(4,784)	$(0.09)	$(12,733)	$(0.25)

Shares Used in Computing non-GAAP Basic and Diluted Net Income (Loss) per Share:
Weighted average shares used in computing net income (loss) per share, basic	53,782,676		51,561,897		53,227,342		50,332,872
Weighted average shares used in computing net income (loss) per share, diluted	55,349,918		51,561,897		53,227,342		50,332,872

	Amount	% of Revenue	Amount	% of Revenue	Amount	% of Revenue	Amount	% of Revenue
Operating and Functional Expenses and Expenses Percentages Reconciliations:
GAAP research and development	$8,386	22.6%	$10,047	24.1%	$36,418	23.8%	41,504	24.4%
Stock-based compensation	(1,089)	(3.0)%	(1,106)	(2.7)%	(4,171)	(2.7)%	(5,393)	(3.1)%
Restructuring charges	—	—%	—	—%	(838)	(0.6)%	—	—%
Non-GAAP research and development	$7,297	19.6%	$8,941	21.4%	$31,409	20.5%	$36,111	21.3%

GAAP sales and marketing	$14,518	39.0%	$18,961	45.5%	$65,325	42.7%	$80,998	47.7%
Stock-based compensation	(742)	(1.9)%	(1,933)	(4.7)%	(5,103)	(3.3)%	(8,269)	(4.9)%
Restructuring charges	—	—%	—	—%	(243)	(0.2)%	—	—%
Non-GAAP sales and marketing	$13,776	37.1%	$17,028	40.8%	$59,979	39.2%	$72,729	42.8%

GAAP general and administrative	$5,608	15.1%	$6,704	16.1%	$23,094	15.1%	$28,839	17.0%
Stock-based compensation	(1,611)	(4.3)%	(1,617)	(3.9)%	(6,269)	(4.1)%	(6,735)	(4.0)%
Restructuring charges	—	—%	—	—%	(195)	(0.1)%	—	—%
Charges related to securities litigation	—	—%	—	—%	—	—%	(1,446)	(0.9)%
Charges related to headquarter relocation	—	—%	—	—%	—	—%	(890)	(0.5)%
Non-GAAP general and administrative	$3,997	10.8%	$5,087	12.2%	$16,630	10.9%	$19,768	11.6%

GAAP operating expenses	$28,512	76.7%	$35,712	85.6%	$124,837	81.6%	$151,341	89.1%
Stock-based compensation	(3,442)	(9.3)%	(4,656)	(11.1)%	(15,543)	(10.2)%	(20,397)	(12.0)%
Restructuring charges	—	—%	—	—%	(1,276)	(0.8)%	—	—%
Charges related to securities litigation	—	—%	—	—%	—	—%	(1,446)	(0.9)%
Charges related to headquarter relocation	—	—%	—	—%	—	—%	(890)	(0.5)%
Non-GAAP operating expenses	$25,070	67.4%	$31,056	74.5%	$108,018	70.6%	$128,608	75.7%